Liquidity and Management Plans	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Liquidity and Management Plans [Abstract]
LIQUIDITY AND MANAGEMENT PLANS

Note 3 - Liquidity and Management Plans

The Company is an emerging growth company and recorded operating income of $49,565 and a net loss of $5,960,684 during the nine months ended September 30, 2017. As of September 30, 2017, the Company had a working capital deficiency of $6,322,182 (including contingent consideration of $5,340,432) and stockholders’ equity of $6,835,893. Given the Company’s cash position at September 30, 2017, proceeds from equity and note offerings subsequent to September 30, 2017 (See Note 10) and its projected cash flow from operations over the next twelve months, the Company believes that it will have sufficient capital to sustain operations over the next twelve months following the date of this filing. In order to execute the Company’s long-term strategic plan to develop and commercialize its core products, fulfill its product development commitments and fund its obligations as they come due, the Company may need to raise additional funds, through public or private equity offerings, debt financings, or other means. Should the Company not be successful in obtaining the necessary financing, or generate sufficient revenue to fund its operations, the Company would need to engage in certain cost containment efforts, and/or curtail certain of its operational activities.

NOTE 3 - LIQUIDITY AND MANAGEMENT PLANS

The Company is an emerging growth entity and incurred net losses of $12,752,928 during the year ended December 31, 2016. As of December 31, 2016 the Company had a working capital deficiency of $2,073,523 and stockholders’ equity of $2,818,731. As of December 31, 2015, the Company had substantial doubt about its ability to continue as a going concern as it had no revenues and required additional cash to execute its business plan. The accompanying 2015 financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern. As of December 31, 2016, the Company had alleviated this concern as it had raised additional capital and acquired a profitable revenue generating subsidiary, LogicMark LLC. In addition the Company began to recognize revenues from its contract with World Ventures Holdings Inc. In order to execute the Company’s long-term strategic plan to develop and commercialize its core products, fulfill its product development commitments and fund its obligations as they come due, the Company may need to raise additional funds, through public or private equity offerings, debt financings, or other means.

During the twelve months ended December 31, 2016, the Company raised $1,869,775 in net proceeds from the issuance of the Company’s Series A Convertible Preferred Stock, $0.0001 par value (the “Series A Preferred Stock”) and $400,000 from the issuance of a promissory note that was converted into Series A Preferred Stock. In addition, the Company received $4,090,000 in net proceeds from the issuance of the Company’s Series B Convertible Preferred Stock, $0.0001 par value (the “Series B Preferred Stock”). However, the Company can give no assurance that any cash raised subsequent to December 31, 2016 will be sufficient to execute its business plan or meet its obligations. The Company can give no assurance that additional funds will be available on reasonable terms, or available at all, or that it will generate sufficient revenue to alleviate these conditions.

The Company’s ability to execute its business plan is dependent upon its ability to raise additional equity, secure debt financing, and/or generate revenue. Should the Company not be successful in obtaining the necessary financing, or generate sufficient revenue to fund its operations, the Company would need to curtail certain of its operational activities.